U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2013 (November 1, 2013)

Mobiquity Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York

(State or jurisdiction of incorporation or organization)

000-51160

(Commission File Number)

11-3427886

(I.R.S. Employer Identification Number)

600 Old Country Road, Suite 541, Garden City, NY 11530

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (516) 256-7766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure

On November 1, 2013, the Company issued a press release, a copy of which is appended hereto.

On November 7, 2013, the Company issued a press release, a copy of which is appended hereto.

Item 8.01.       Other Events

On November 1, 2013, the Company announced that Thomas Arnost, a director of the Company since 2011, was appointed as non-executive Chairman of the Board of the Company to serve until his successor is elected and shall qualify.

Item 9.01.         Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release dated November 1, 2013. (Filed herewith.)

99.2	Press release dated November 7, 2013. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOBIQUITY TECHNOLOGIES, INC.

Dated: November 7, 2013	By: /s/ Dean L. Julia
Dean L. Julia, Co-Chief Executive Officer